[VANGUARD PREFERRED STOCK FUND LOGO]

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard Preferred Stock Fund and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

         As a shareholder of the Fund since its inception and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

         I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

[FIGURE 1]

         As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

         In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

                                             /s/ JOHN C. BOGLE


VANGUARD PREFERRED STOCK FUND SEEKS TO PROVIDE THE MAXIMUM DIVIDEND INCOME THAT QUALIFIES FOR THE INTERCORPORATE DIVIDENDS RECEIVED DEDUCTION UNDER FEDERAL TAX LAWS. THE FUND INVESTS PRIMARILY IN INVESTMENT-GRADE PREFERRED STOCKS, SELECTED ON THE BASIS OF SUCH FUNDAMENTAL FACTORS AS YIELD, DIVIDEND COVERAGE, AND ASSET PROTECTION.

                               CHAIRMAN'S LETTER
FELLOW SHAREHOLDER:

Our 1995 fiscal year, which ended on October 31, presented a sharp contrast to fiscal 1994. During the prior fiscal year, interest rates rose sharply, engendering a commensurate drop in the prices of all interest-rate-sensitive securities, including preferred stocks. During our most recent fiscal year, long-term interest rates fell steadily, driving prices of preferred stocks and long-term bonds upward. The net result of this sea change was greatly enhanced returns to the shareholders of Vanguard Preferred Stock Fund. Indeed, it was one of the best years in the Fund's nearly 20 years of operations.

       The following table presents the return of Vanguard Preferred Stock Fund compared with that of the unmanaged Merrill Lynch Perpetual Preferred Stock Index, a broad measure of the preferred stock market comprising some 200 securities with a total market value of $29 billion. This standard, while it is a crude tool with which to measure the Fund's success, is the best available benchmark. Here is the comparison:

----------------------------------------------------------------------
                                                      TOTAL RETURN
                                                   -------------------
                                                    FISCAL YEAR ENDED
                                                    OCTOBER 31, 1995
----------------------------------------------------------------------
VANGUARD PREFERRED STOCK FUND                              +23.8%
----------------------------------------------------------------------
MERRILL LYNCH PERPETUAL PREFERRED INDEX                    +18.0%
----------------------------------------------------------------------

The total return of the Fund is based on net asset values of $8.35 per share on October 31, 1994, and $9.61 per share on October 31, 1995, with the latter figure adjusted to take into account the reinvestment of four quarterly dividend payments totaling $.65 per share from net investment income. As expected, 100% of our income dividends qualified for the 70% intercorporate dividends received deduction. The Fund's current dividend yield is 6.9%.

THE YEAR IN REVIEW

Above all, fiscal 1995 can be viewed as a year of recovery in the fixed-income markets. On balance for the fiscal year, the yield on long-term corporate bonds (AA utilities) tumbled from 8.8% to 7.2%, a precipitous drop of 160 basis points, equivalent to a +20% price increase excluding the generous interest coupon. Yields on preferred stocks moved in a similar manner, falling from 9.0% to 7.5% during this period.

       In my view, a variety of factors contributed to the abrupt decline in long-term interest rates over the past twelve months. Most importantly, we should not lose sight of the fact that interest rates had risen virtually without interruption in the months leading up to the commencement of our 1995 fiscal year, reaching a peak in November 1994. This climb in rates was engendered largely by investors' fears about a resurgence of inflation. With the Federal Reserve Board raising the Federal funds rate (the rate at which banks borrow from one another) an unprecedented seven times in the thirteen months from February 1994 to February 1995, these inflation fears certainly seemed well-founded.

       Although restrictive monetary policy often fails to deliver the desired result, in this case the Fed's medicine seemed to work as intended. That is, U.S. economic growth slowed and inflation concerns gradually dissipated. Reflecting renewed investor optimism, long-term rates did an about-face beginning in late January 1995 and began to move steadily lower. By the time the summer of 1995 began, the Fed relaxed its stern monetary policy and actually reduced the Federal funds rate by 1/4 of 1% (to 5 3/4%).

       The chart on page 2, showing the trend in interest rates during the past five years, should place the events of the past two fiscal years into a somewhat longer-run perspective. You will note that the first three years witnessed a steady downtrend in rates, followed by the abrupt two-year cycle that I just described. Yet, when all is said and done, yields on long-term corporate bonds and preferred stocks remain below the levels maintained during fiscal 1991-92. In other words, despite the "slings and arrows" of the recent volatile period, the prices of corporate bonds and preferred stocks are higher than during the early years of the period.
                                                                     (continued)

[FIGURE 2]

I would like to take this opportunity to emphasize yet again that, for long-term bonds and preferred stocks alike, interest rate volatility translates directly into price volatility. For preferred stocks, you should know that this price volatility--for better or for worse--will tend to be more pronounced, since preferreds generally have longer effective maturities than bonds. To be sure, this distinction was for the better in fiscal 1995; however, as sure as the night follows the day, when rates again reverse their course and head upward, the prices of preferred securities will fall commensurately.

THE FUND IN FISCAL 1995

Following a tough 1994 for all interest-rate-sensitive securities--in particular, preferred stocks--Vanguard Preferred Stock Fund bounced back nicely during fiscal 1995. Our Fund's return of +23.8% was extremely generous on an absolute basis and was also rewarding relative to our customary benchmark standards. The Merrill Lynch Perpetual Preferred Stock Index achieved a total return of +18.0%, while the return of the average fixed-income mutual fund, at +12.5%, was a bit more than one-half our return.

       I should note that this competitive peer group of bond funds includes not only long-term funds, but intermediate-term and short-term funds as well. On balance, the funds in this peer group maintain maturities averaging only about nine years. As a result, their decline of -3.2% last year was much smaller than our -8.5% decline. So, given this fundamental difference in maturity structure, we try not to make too much of our outperformance relative to this competitive group, particularly when the financial market tides are so strongly in our favor.

       We were also assisted during the past year by some important dynamics at work in the preferred stock market. Specifically, the supply of preferreds eligible for the dividends received deduction has contracted sharply over the past eighteen months. The reason is that preferred stock financing becomes relatively more expensive as firms become profitable, since the dividends paid on preferreds, unlike interest on bonds, cannot be deducted from income before taxes. As a result, many traditional preferred stock issuers are replacing their preferred stock with more debt-like financing. This rotation away from preferreds has also diminished the supply of newly issued preferreds. The net result of these factors is that the prices of existing preferred stocks have in essence been bid higher to reflect a lack of supply.

       Notwithstanding these favorable market forces, some credit for the Fund's outperformance must be given to our long-time adviser, Earl E. McEvoy of Wellington Management Company. Investing in the preferred stock market entails diligent analysis, since preferred stocks are junior in status to bonds with regard to claims on both principal and income. What's more, attention must be given to one of the Fund's primary objectives: qualifying all of its income dividends for the 70% intercorporate dividends received deduction. Mr. McEvoy has skillfully navigated the Fund through turbulent waters since 1982, and, on Vanguard's behalf and yours alike, I congratulate him on a fine fiscal 1995.

A LONGER-TERM PERSPECTIVE

There can be little doubt that long-term shareholders of Vanguard Preferred Stock Fund have been nicely

[FIGURE 3]

       Average Annual Total Returns--Periods Ended October 31, 1995
--------------------------------------------------------------------------------
                                          1 Year           5 Years      10 Years
--------------------------------------------------------------------------------
PREFERRED STOCK FUND                     +23.79%           +11.99%       +10.98%
AVERAGE FIXED INCOME FUND                +12.46            + 9.47        + 8.43
MERRILL LYNCH PREFERRED INDEX*           +17.95            +12.58        +11.02

*Standard & Poor's Preferred Index through March 1989; Merrill Lynch Perpetual Preferred Index thereafter.

Note: Past performance is not predictive of future performance.

compensated relative to other fixed-income alternatives. The table and the chart on this page illustrate the Fund's record over the past decade compared to that of the average fixed-income mutual fund and an unmanaged index of preferred stocks. Since our customary benchmark, the Merrill Lynch Preferred Stock Index, has performance history going back only to April 1989, we have "spliced on" the results of the Standard & Poor's Preferred Index.

                                                 TOTAL RETURN
                                               TEN YEARS ENDED
                                               OCTOBER 31, 1995

                                                             FINAL VALUE
                                            AVERAGE           OF INITIAL
                                            ANNUAL            INVESTMENT
                                             RATE             OF $10,000
VANGUARD PREFERRED STOCK FUND            +11.0%                 $28,336

AVERAGE FIXED INCOME FUND                + 8.4%                 $22,459

MERRILL LYNCH PREFERRED INDEX            +11.0                   28,442

I should note that the returns in the table and the chart reflect past performance and should not be regarded as an indication of future returns. Indeed, given the lower interest rates that prevail today as compared to a decade ago, it seems unlikely that future returns will match these historical results.

       Looking at our long-term record relative to the average fixed-income mutual fund, it is remarkable that we have been able to outpace this competitive standard by more than two percentage points per year. The result is that, on a cumulative basis, what may seem like a relatively small margin of advantage "adds up" over time. Indeed, the cumulative return on a $10,000 initial investment in Vanguard Preferred Stock Fund has provided an excess return over our competitors of $5,877--nearly 60% of the amount initially invested.

       If that were as far as the comparison went, the Fund's record would still be an outstanding one. But the story is even more favorable for corporate investors, since 100% of the interest income on bond funds is taxed at the regular corporate rate, while the dividends on preferred stocks are eligible for the 70% intercorporate dividends received deduction. This table illustrates the dramatic after-tax advantage of preferred stock ownership for corporate investors:


--------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURN*
                         -------------------------------------------------
                                  TEN YEARS ENDED OCTOBER 31, 1995
                         -------------------------------------------------
                                                                 FINAL
                                                               AFTER-TAX
                                                                 VALUE
                                                               OF INITIAL
                           BEFORE-               AFTER-        INVESTMENT
                             TAX                  TAX          OF $10,000
--------------------------------------------------------------------------
VANGUARD PREFERRED
 STOCK FUND               +11.0%                +10.1%            $26,228
--------------------------------------------------------------------------
AVERAGE FIXED
 INCOME FUND              + 8.4%                + 5.4%            $16,869
--------------------------------------------------------------------------


*Assumes both maximum corporate tax rate and dividends received deduction at applicable levels for each year.

After taking into account the after-tax advantage that redounds to the corporate investor, the Fund's cumulative advantage of $9,359 over the average fixed-income fund amounts to over 90% of the initial $10,000 investment. For the corporate investor, this is, to say the least, a striking difference. It is rather surprising that this huge difference seems to be so overlooked in the marketplace. Indeed, Vanguard Preferred Stock Fund is one of only four mutual funds in this category, in a universe of approximately 8,600 mutual funds.

IN SUMMARY

Vanguard Preferred Stock Fund's basic objectives and strategies remain intact. We remain committed to investing in a broadly diversified portfolio of preferred stocks. We also remain committed to maximizing dividend income that qualifies for the 70% intercorporate dividends received deduction. Looking forward, it would be unwise, in our view, to expect a repeat of the dramatic interest-rate-driven total return that we earned during this past fiscal year. Nonetheless, we will do our utmost to continue to provide a competitive yield relative to other fixed-income alternatives.

       That said, let me be clear that no mutual fund can eliminate the risks of participation in the financial markets today. As I noted earlier, given today's relatively low level of interest rates, the risks of investing in preferred stocks have evidently increased. And yet, perhaps the biggest long-term risks to investors are: (1) failing to invest in the financial markets at all; and (2) following an erratic and ever-changing course.

       In my Annual Report a year ago, after an extraordinarily sharp decline in preferred stock prices, I urged you, rather, to "stay the course," maintaining your Vanguard Preferred Stock Fund investment as part of a balanced portfolio of stock funds, bond funds, and money market funds suitable to your own objectives. It proved wise counsel then; I reiterate it today.

Sincerely,

/s/ JOHN C. BOGLE
-----------------
John C. Bogle
Chairman of the Board

November 28, 1995

Note: Mutual fund data from Lipper Analytical Services, Inc.

                          AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS--THE CURRENT YIELD QUOTED IN THE CHAIRMAN'S LETTER IS CALCULATED IN ACCORDANCE WITH SEC GUIDELINES. THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED SEPTEMBER 30, 1995) ARE AS FOLLOWS:

                                                                                            10 YEARS
                                                                                --------------------------------
                                         INCEPTION                              TOTAL        INCOME     CAPITAL
                                           DATE        1 YEAR      5 YEARS      RETURN       RETURN      RETURN
                                         --------     --------    --------     --------     --------    --------
VANGUARD PREFERRED STOCK FUND             12/3/75     +20.85%     +12.17%      +11.00%      +8.94%      +2.06%

ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                                SUMMARY RESULTS

$100,000 INVESTMENT ON DECEMBER 3, 1975 (10,000 SHARES)
------------------------------------------------------------------------------------------------------------------
INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS TAKEN IN CASH
Dividends from Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $156,900
Distributions from Net Realized Capital Gains . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  9,000
Net Asset Value October 31, 1995 (10,000 shares)  . . . . . . . . . . . . . . . . . . . . . . . . .       $ 96,100
------------------------------------------------------------------------------------------------------------------
INCOME DIVIDENDS TAKEN IN CASH, CAPITAL GAINS DISTRIBUTIONS ACCEPTED IN ADDITIONAL SHARES
Dividends from Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $167,098
Net Asset Value October 31, 1995 (10,970 shares)  . . . . . . . . . . . . . . . . . . . . . . . . .       $105,421
------------------------------------------------------------------------------------------------------------------
INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS ACCEPTED IN ADDITIONAL SHARES
Net Asset Value October 31, 1995 (71,174 shares)  . . . . . . . . . . . . . . . . . . . . . . . . .       $683,979
------------------------------------------------------------------------------------------------------------------

                       REPORT FROM THE INVESTMENT ADVISER

For the six- and twelve-month periods ended October 31, 1995, the Fund posted total returns of +11.3% and +23.8%, respectively. Long-term interest rates bottomed two years ago at 5.9%, peaked in November 1994 at 8.2%, and fell back to 6.2% at the end of October. As a result of this wide swing in long-term interest rates within the past 24 months, Vanguard Preferred Stock Fund exhibited a high degree of volatility.

       Long-term interest rates are well below levels when President Clinton was elected three years ago. Thus, the long-term investor in Vanguard Preferred Stock Fund, who has endured a change in the Presidency and two changes in Congress, has achieved high real rates of tax-advantaged income and a gain in net asset value. The Fund's dividend has stayed fairly constant during the ups and downs in interest rates, as would be expected with a long-term financial asset.

       The past twelve months have been especially rewarding. The environment for preferreds has been favorable during this time period for two reasons. First, interest rates have fallen, enabling preferreds to appreciate. Second, the generation of healthy corporate cash flow has induced issuers to call or tender for their preferred stock.

       This increase in tenders is the result of corporations wanting to lower their costs by restructuring their balance sheets. Last quarter, Ford Motor Company announced that it was going to redeem $2 billion of preferred stock. The Fund's investment in Ford Holdings, the second largest preferred stock issuer in the portfolio, is non-callable unless Ford Motor spins it off. Unfortunately, Ford announced that it was going to pursue such an exercise to relieve itself of the expensive preferred financing.

       During the past fiscal year, several preferred stock issuers have called or tendered for their preferred stock and replaced it with more debt-like financing, whose interest payments can be deducted on their income statements. Preferred stocks have rallied as the supply of preferreds that are eligible for the dividends received deduction (DRD) diminished. Utility companies continue to be very active in this endeavor, since they are trying to lower costs to compete in a deregulated environment.

MARKET UPDATE

The domestic economy would have to slide into an economic recession or a particular industry would need to suffer a large negative event (unfavorable litigation, sharp drop in share price, accounting change) to increase the issuance of DRD preferred stock. That is, corporations typically need an unpleasant shock to their balance sheets before they will use the preferred market for equity capital. If a company needs equity capital and believes the share price of its common stock is low, then it may issue preferred stock. At the moment, with reasonably lofty share prices, preferred stock issuance appears overly expensive as a source of funds.

       It is also worth noting that, as part of its budget proposal, the Clinton Administration has proposed a reduction in the DRD from 70% to 50%. If enacted, this reduction would be expected to negatively impact the price of the securities held in our portfolio. What will ultimately happen with this proposal is unclear, but we are watching new developments carefully.

INVESTMENT GOALS AND STRATEGY

The investment goals and strategy of the Fund remain consistent with those which were put in place when the Fund was started in 1975. One of the primary goals is to qualify all of the Fund's dividends for the 70% intercorporate dividends received deduction. We achieved total qualification in fiscal 1995, as we have in all previous years, and expect to do the same in fiscal 1996. Another objective is to provide sustainable, tax-advantaged income through investment-grade preferreds. Sustainable income is achieved by investing in the securities of high-quality companies with call protection. Stability of income is also strengthened by broad diversification. There are 65 preferred stock issuers currently owned in the Fund.

       The Fund's quality breakdown, using Standard & Poor's ratings, is as follows: Cash (2%), AA (7%), A (44%), BBB (47%). There are no below-investment-grade securities in the portfolio. Fifty-four percent of Vanguard Preferred Stock Fund, a decrease of 3% in the last six months, is concentrated in the electric and gas utility industry, with 42 such issuers. High-quality industrial issuers are becoming more difficult to find; however, if preferred stocks become relatively inexpensive equity capital, new issuers will appear.

       We still believe that the financial health of the utility industry is strong enough to merit holding slightly more than one-half the Fund's assets in this sector as we look for opportunities from non-utility issuers.

Respectfully,

Earl E. McEvoy, Senior Vice President
Portfolio Manager

Wellington Management Company

November 9, 1995

                        TOTAL INVESTMENT RETURN TABLE

The following table illustrates the results of a single-share investment in VANGUARD PREFERRED STOCK FUND since inception through October 31, 1995. During the period illustrated, stock prices fluctuated widely; these results should not be considered a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Fund today.

---------------------------------------------------------------------------------------------------------------------
PERIOD                                   PER SHARE DATA                             TOTAL INVESTMENT RETURN*
---------------------------------------------------------------------------------------------------------------------

                                                                                     Preferred          Merrill Lynch
                                                                                    Stock Fund            Preferred
                                                     Value with Income     -----------------------------     Index**
October 31     Net Asset Capital Gains      Income Dividends & Capital   Capital   Income      Total     ------------
Fiscal Year        Value Distributions   Dividends    Gains Reinvested    Return   Return     Return     Total Return
---------------------------------------------------------------------------------------------------------------------
INITIAL (12/75)   $10.00            --          --             $10.00       --         --        --            --
---------------------------------------------------------------------------------------------------------------------
1976               10.41            --      $  .41              10.84    + 4.1%     + 4.3%    +  8.4%       +15.0%
---------------------------------------------------------------------------------------------------------------------
1977               10.18          $.48         .85              12.05     + 2.5     +  8.7    +  11.2       + 10.5
---------------------------------------------------------------------------------------------------------------------
1978                9.39           .11         .83              12.24    -  6.7     +  8.3    +   1.6       -  2.2
---------------------------------------------------------------------------------------------------------------------
1979                8.24            --         .80              11.74    - 12.2     +  8.1    -   4.1       -  4.9
---------------------------------------------------------------------------------------------------------------------
1980                7.49            --         .84              11.88    -  9.1     + 10.3    +   1.2       -  3.4
---------------------------------------------------------------------------------------------------------------------
1981                6.67            --         .86              11.95    - 10.9     + 11.4    +   0.5       -  3.7
---------------------------------------------------------------------------------------------------------------------
1982                7.84            --        1.01              16.26    + 17.5     + 18.6    +  36.1       + 27.0
---------------------------------------------------------------------------------------------------------------------
1983                7.96            --         .89              18.44    +  1.5     + 11.9    +  13.4       + 16.6
---------------------------------------------------------------------------------------------------------------------
1984                7.41            --         .93              19.48    -  6.9     + 12.5    +   5.6       +  5.3
---------------------------------------------------------------------------------------------------------------------
1985                8.13            --         .93              24.14    +  9.7     + 14.2    +  23.9       + 23.4
---------------------------------------------------------------------------------------------------------------------
1986                9.76           .05         .84              32.01    + 20.7     + 11.9    +  32.6       + 37.9
---------------------------------------------------------------------------------------------------------------------
1987                8.02            --        .775              28.61    - 17.8     +  7.2    -  10.6       -  3.8
---------------------------------------------------------------------------------------------------------------------
1988                7.94           .12        .895              32.14    +  0.5     + 11.9    +  12.4       +  8.7
---------------------------------------------------------------------------------------------------------------------
1989                8.62            --        .525              37.23    +  8.6     +  7.2    +  15.8       + 14.5
---------------------------------------------------------------------------------------------------------------------
1990                8.22            --        .745              38.82    -  4.6     +  8.9    +   4.3       -  3.1
---------------------------------------------------------------------------------------------------------------------
1991                9.06            --         .78              46.91    + 10.2     + 10.6    +  20.8       + 28.8
---------------------------------------------------------------------------------------------------------------------
1992                9.32            --        .725              52.23    +  2.9     +  8.4    +  11.3       + 13.5
---------------------------------------------------------------------------------------------------------------------
1993                9.99            --        .705              60.35    +  7.2     +  8.4    +  15.6       + 10.4
---------------------------------------------------------------------------------------------------------------------
1994                8.35           .14         .70              55.25    - 15.2     +  6.7    -   8.5       -  5.0
---------------------------------------------------------------------------------------------------------------------
1995                9.61            --         .65              68.40    + 15.1     +  8.7    +  23.8       + 18.0
---------------------------------------------------------------------------------------------------------------------
LIFETIME                                                                                      + 584.0%      +511.7%
---------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                                   +  10.1%      +  9.5%
---------------------------------------------------------------------------------------------------------------------

 * Includes reinvestment of income dividends and any capital gains distributions for both the Fund and the Index.
 ** Standard & Poor's Preferred Stock Index through 1989; Merrill Lynch
    Perpetual Preferred Index thereafter.
Note: No adjustment has been made for income taxes payable by shareholders on reinvested income dividends and capital gains distributions.

                            STATEMENT OF NET ASSETS


                                                            FINANCIAL STATEMENTS
                                                                October 31, 1995

                         Rating(1)              Market
                         (Standard               Value
                         & Poor's)  Shares      (000)+
--------------------------------------------------------
PREFERRED STOCKS (98.3%)
--------------------------------------------------------
CONSUMER CYCLICAL (2.3%)
 McDonald's Corp. 7.72%        AA   265,000  $    6,956
                                             -----------
--------------------------------------------------------
ENERGY (.4%)
 Phillips Gas Co. 9.32%      BBB-    50,000       1,319
                                             -----------
--------------------------------------------------------
FINANCIAL (41.3%)
 H.F. Ahmanson & Co.
   8.40%                     BBB-   240,000       6,270
 Aon Corp. 8.00%              AA-   300,000       7,650
 Bank of Boston
   7.875%                    BBB-   280,000       7,140
   8.60%                     BBB-   100,000       2,587
 BankAmerica 7.875%            A-   156,500       4,030
 Bankers Trust New York
   Corp. 7.50%                 A-   175,000       4,244
 Beneficial Corp. $4.30        A-    42,550       2,574
 The Chase Manhattan
   Corp. 8.32%               BBB+   150,000       3,862
 Chemical Banking Corp.
   7.50%                     BBB+   150,000       3,769
   8.375%                    BBB+   275,000       7,081
 Citicorp
   7.50%                       A-   100,000       2,500
   7.75%                       A-   125,000       3,219
   8.30%                       A-   275,000       7,116
 Federal Home Loan
   Mortgage Corp. 7.90%      Aa3*   150,000       3,900
 First Chicago Corp. 8.45%   BBB+    12,000         314
 First Interstate
   Bancorp 9.00%              BBB   275,000       7,219
 First Maryland Bancorp
   7.875%                    BBB+   250,000       6,250
 Ford Holdings 8.00%            A   475,000      12,053
 Great Western Financial
   Corp. 8.30%               BBB-   325,000       8,287
 Household International, Inc.
   7.35%                       A-   400,000      10,050
   8.25%                       A-    50,000       1,350
 Mellon Bank 8.20%           BBB+   200,000       5,100
 Republic New York Corp.
   7.25%                       A+    25,000         638
   7.75%                       A+    50,000       1,262
 TransAmerica 8.50%          BBB+    48,700       1,266
 U.S. Bancorp 8.125%         BBB+   150,000       3,825
 Wells Fargo & Co. 9.00%      BBB   150,000       3,919
                                              ----------
      GROUP TOTAL                               127,475
                                              ----------
--------------------------------------------------------
UTILITIES (54.3%)
 Alabama Power Co.
   6.40%                        A   200,000  $    4,875
   7.60%                        A   125,000       3,172
 Arizona Public Service
   7.25%                     BBB-   225,000       5,484
 Arkansas Power & Light Co.
   $1.96                     BBB-    60,000       1,500
   $2.40                     BBB-    25,000         638
 Atlanta Gas Light Co. 7.70%   A-   100,000       2,550
 Baltimore Gas & Electric Co.
   6.70%                        A    39,700       4,049
   6.99%                        A    25,000       2,600
   7.125%                       A    40,000       4,142
 Commonwealth Edison Co.
   $7.24                     BBB-    50,000       4,600
 Connecticut Light &
   Power Co. 5.28%            BBB     8,000         292
 Consolidated Edison
   Co. of New York
   4.65% (Series C)             A    10,000         680
 Delmarva Power & Light Co.
   6.75%                       A-    20,000       2,000
   7.75%                       A-   160,000       4,414
 Detroit Edison Co.
   7.75%                      BBB   225,000       5,681
 Duke Power Co.
   6.375%                      A+    80,000       1,970
   7.00%                       A+    50,000       5,175
   7.85%                       A+    25,000       2,903
 Florida Power & Light Co.
   6.75%                       A+    10,000       1,034
   6.98%                       A+    75,000       7,761
 Gulf Power Co. 5.44%           A     5,500         457
 Idaho Power Co. 7.07%         A-    25,000       2,639
 Illinois Power Co. 7.75%    BBB-    50,000       2,500
 Indiana Michigan Power Co.
   7.08%                      BBB    15,000       1,463
 Louisiana Power & Light
   4.16%                     BBB-     7,000         396
   4.44%                     BBB-     6,000         362
   8.00%                     BBB-    30,000         754
 Louisville Gas & Electric Co.
   7.45%                      AA-    25,000         634
 Mississippi Power Co.
   7.25%                        A   140,000       3,395
 Mississippi Power & Light
   8.36%                     BBB-    20,000       2,040
 Monongahela Power 7.73%        A    50,000       5,400

                         Rating(1)              Market
                         (Standard               Value
                         & Poor's)  Shares      (000)+
--------------------------------------------------------
 Montana Power Co.
   6.875%                     BBB    50,000  $    5,104
 Oklahoma Gas &
   Electric Co. 5.34%         AA-     5,700         462
 Pacific Gas & Electric Co.
   7.04%                       A-   150,000       4,013
 Pacificorp 7.92%              A-   150,000       3,825
 PECO Energy Co. 7.48%        BBB    50,000       5,187
 Pennsylvania Power &
   Light Co. 6.75%           BBB+    85,000       8,513
 Potomac Electric Power Co.
   $3.82                       A-    25,000       1,275
 PSI Energy Inc. 7.44%        BBB   400,000      10,200
 Public Service Co. of
   Colorado 7.15%             BBB    16,000       1,540
 Public Service Electric
   & Gas 4.18%               BBB+    10,000         590
 Public Service of Oklahoma
   4.24%                        A     4,300         282
 San Diego Gas & Electric Co.
   6.80%                        A   140,000       3,619
 Savannah Electric & Power Co.
   6.64%                        A    84,000       1,974
 Sierra Pacific Power Co.
   7.80%                     BBB+   200,000       5,638
 Southern California Edison
   7.36%                        A   150,000       3,769
 Texas Utilities Electric Co.
   $1.805                    BBB-    80,000       2,050
   $2.05                     BBB-    75,000       1,959
   7.50%                     BBB-    75,000       1,931
   7.98%                     BBB-    45,000       4,680
 Union Electric Power Co.
   $7.64                       A+    29,000       3,132
 Virginia Electric & Power Co.
   $6.98                       A-    45,000       4,657
 Washington Natural Gas Co.
   7.45%                     BBB-   240,000       5,880
 West Penn Power Co.
   4.20%                        A     5,000         321
 Wisconsin Public Service Co.
   6.88%                       AA    10,000       1,034
                                             -----------
      GROUP TOTAL                               167,195
                                             -----------
--------------------------------------------------------
TOTAL PREFERRED STOCKS
 (Cost $296,259)                                302,945
--------------------------------------------------------


                                       Face       Market
                                     Amount        Value
                                      (000)       (000)+
--------------------------------------------------------
TEMPORARY CASH INVESTMENT (.8%)
--------------------------------------------------------
REPURCHASE AGREEMENT
 Collateralized by U.S. Government
   Obligations in a Pooled Cash
   Account 5.89%, 11/1/95
   (Cost $2,367)                     $2,367  $    2,367
--------------------------------------------------------
TOTAL INVESTMENTS (99.1%)
   (Cost $298,626)                              305,312
--------------------------------------------------------
OTHER ASSETS AND LIABILITIES (.9%)
--------------------------------------------------------
 Other Assets--Note C                             3,985
 Liabilities                                    (1,293)
                                              ----------
                                                  2,692
--------------------------------------------------------

NET ASSETS (100%)
--------------------------------------------------------
 Applicable to 32,064,376 outstanding shares
 of beneficial interest (unlimited
 authorization--no par value)                  $308,004
--------------------------------------------------------
NET ASSET VALUE PER SHARE                         $9.61
========================================================

+ See Note A to Financial Statements.
(1)Unaudited.
* Rated by Moody's.


--------------------------------------------------------
AT OCTOBER 31, 1995,
NET ASSETS CONSISTED OF:
--------------------------------------------------------
                                     Amount         Per
                                      (000)       Share
                                   --------      -------
 Paid in Capital                   $303,050       $9.45
 Undistributed Net
   Investment Income                  3,898         .12
 Accumulated Net
   Realized Losses--Note D           (5,630)       (.17)
 Unrealized Appreciation
   of Investments--Note D             6,686         .21
--------------------------------------------------------
NET ASSETS                         $308,004       $9.61
--------------------------------------------------------

                           STATEMENT OF OPERATIONS

                                                                                                         Year Ended
                                                                                                   October 31, 1995
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME
      Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     $23,429
      Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         345
-------------------------------------------------------------------------------------------------------------------
         Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      23,774
-------------------------------------------------------------------------------------------------------------------
   EXPENSES
      Investment Advisory Fee--Note B . . . . . . . . . . . . . . . . . . . . . . . . .                         707
      The Vanguard Group--Note C
         Management and Administrative  . . . . . . . . . . . . . . . . . . . . . . . .          $658
         Marketing and Distribution . . . . . . . . . . . . . . . . . . . . . . . . . .            81           739
                                                                                                 ----
      Taxes (other than income taxes) . . . . . . . . . . . . . . . . . . . . . . . . .                          33
      Custodians' Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           9
      Auditing Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           9
      Shareholders' Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          37
      Annual Meeting and Proxy Costs  . . . . . . . . . . . . . . . . . . . . . . . . .                           9
      Trustees' Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .                           1
-------------------------------------------------------------------------------------------------------------------
         Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       1,544
-------------------------------------------------------------------------------------------------------------------
         Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      22,230
-------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT
   SECURITIES SOLD  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     (3,927)
-------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENT SECURITIES  . . . . . . . . . . . . . . . . . . . . . .                      44,868
-------------------------------------------------------------------------------------------------------------------
               Net Increase in Net Assets Resulting from Operations . . . . . . . . . .                     $63,171
===================================================================================================================





                                      11

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED           Year Ended
                                                                              OCTOBER 31, 1995     October 31, 1994
                                                                                         (000)                (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . . .            $  22,230           $  25,847
   Realized Net Loss  . . . . . . . . . . . . . . . . . . . . . . . . . .               (3,927)             (1,651)
   Change in Unrealized Appreciation (Depreciation) . . . . . . . . . . .               44,868             (56,384)
-------------------------------------------------------------------------------------------------------------------
           Net Increase (Decrease) in Net Assets
             Resulting from Operations  . . . . . . . . . . . . . . . . .               63,171             (32,188)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . . .              (21,652)            (27,337)
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . . . .                   --              (5,497)
-------------------------------------------------------------------------------------------------------------------
           Total Distributions  . . . . . . . . . . . . . . . . . . . . .              (21,652)            (32,834)
-------------------------------------------------------------------------------------------------------------------
NET EQUALIZATION CHARGES--Note A  . . . . . . . . . . . . . . . . . . . .                 (631)               (419)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued    --Regular  . . . . . . . . . . . . . . . . . . . . . . . . .               34,008              84,895
             --In Lieu of Cash Distributions  . . . . . . . . . . . . . .               15,335              24,009
             --Exchange   . . . . . . . . . . . . . . . . . . . . . . . .               22,948              64,165
   Redeemed  --Regular  . . . . . . . . . . . . . . . . . . . . . . . . .              (63,754)            (83,477)
             --Exchange   . . . . . . . . . . . . . . . . . . . . . . . .              (46,564)           (110,928)
-------------------------------------------------------------------------------------------------------------------
           Net Decrease from Capital Share Transactions   . . . . . . . .              (38,027)            (21,336)
-------------------------------------------------------------------------------------------------------------------
           Total Increase (Decrease)  . . . . . . . . . . . . . . . . . .                2,861             (86,777)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year  . . . . . . . . . . . . . . . . . . . . . . . . . .              305,143             391,920
-------------------------------------------------------------------------------------------------------------------
   End of Year (3)  . . . . . . . . . . . . . . . . . . . . . . . . . . .             $308,004            $305,143
===================================================================================================================
   (1)   Distributions Per Share
         Net Investment Income  . . . . . . . . . . . . . . . . . . . . .                $.650               $.700
         Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . .                   --               $.140
-------------------------------------------------------------------------------------------------------------------
   (2)   Shares Issued and Redeemed
         Issued . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                6,474              16,241
         Issued in Lieu of Cash Distributions . . . . . . . . . . . . . .                1,745               2,636
         Redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (12,694)            (21,553)
-------------------------------------------------------------------------------------------------------------------
                                                                                        (4,475)             (2,676)
-------------------------------------------------------------------------------------------------------------------
   (3) Undistributed Net Investment Income  . . . . . . . . . . . . . . .            $   3,898           $   3,951
-------------------------------------------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS


                                                                               Year Ended October 31,
                                                                ---------------------------------------------------
For a Share Outstanding Throughout Each Year                       1995      1994       1993       1992        1991
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  . . . . . .                   $8.35     $9.99      $9.32      $9.06      $8.22
                                                                ---------  --------   --------   -------   --------
INVESTMENT OPERATIONS
   Net Investment Income  . . . . . . . . . . .                    .660      .660       .690       .749       .765
   Net Realized and Unrealized Gain (Loss)
      on Investments. . . . . . . . . . . . . .                   1.250    (1.460)      .685       .236       .855
                                                                ---------  --------   --------   -------   --------
         TOTAL FROM INVESTMENT OPERATIONS   . .                   1.910     (.800)     1.375       .985      1.620
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income . . . .                   (.650)    (.700)     (.705)     (.725)     (.780)
   Distributions from Realized Capital Gains  .                      --     (.140)        --         --         --
                                                                ---------  --------   --------   -------   --------
         TOTAL DISTRIBUTIONS  . . . . . . . . .                   (.650)    (.840)     (.705)     (.725)     (.780)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . .                   $9.61     $8.35      $9.99      $9.32      $9.06
===================================================================================================================
TOTAL RETURN  . . . . . . . . . . . . . . . . .                 +23.79%    -8.45%    +15.56%    +11.34%    +20.83%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . .                    $308      $305       $392       $187        $90
Ratio of Expenses to Average Net Assets . . . .                    .52%      .51%       .53%       .58%       .63%
Ratio of Net Investment Income
   to Average Net Assets. . . . . . . . . . . .                   7.43%     7.27%      6.77%      7.43%      7.96%
Portfolio Turnover Rate . . . . . . . . . . . .                     20%       27%        45%        33%        18%
-------------------------------------------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

Vanguard Preferred Stock Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Market values for securities are based upon the latest quoted bid prices. Temporary cash investments are valued at cost which approximates market value.

2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. EQUALIZATION: The Fund follows the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income pershare is unaffected by Fund share sales or redemptions.

4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group of Investment Companies, transfers uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of each repurchase agreement. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

B. Under the terms of a contract which expires May 31, 1996, the Fund pays Wellington Management Company a basic investment advisory fee calculated at an annual percentage rate of the average net assets of the Fund. For the year ended October 31, 1995, the investment advisory fee represented an effective annual rate of .24 of 1% of Fund average net assets.

C. The Vanguard Group, Inc. furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At October 31, 1995, the Fund had contributed capital of $38,000 to Vanguard (included in Other Assets), representing .2% of Vanguard's capitalization. The Fund's trustees and officers are also directors and officers of Vanguard.

D. During the year ended October 31, 1995, the Fund made purchases of $59,239,000 and sales of $95,060,000 of investment securities other than U.S. Government securities and temporary cash investments.

At October 31, 1995, the Fund had available realized capital losses of $5,578,000 to offset future net capital gains of $1,651,000 through October 31, 2002, and $3,927,000 through October 31, 2003.

At October 31, 1995, unrealized appreciation for financial reporting and Federal income tax purposes aggregated $6,686,000, of which $8,278,000 related to appreciated securities and $1,592,000 related to depreciated securities.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees
Vanguard Preferred Stock Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Preferred Stock Fund (the "Fund") at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
November 30, 1995

                         SPECIAL 1995 TAX INFORMATION
                           (UNAUDITED) FOR VANGUARD
                             PREFERRED STOCK FUND

Corporate shareholders should note that for the fiscal year ended October 31, 1995, 100% of the dividend income qualifies for the intercorporate dividends received deduction.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO           IAN A. MACKINNON
Senior Vice President         Senior Vice President
Information Technology        Fixed Income Group

JEREMY G. DUFFIELD            F. WILLIAM MCNABB III
Senior Vice President         Senior Vice President
Planning & Development        Institutional

JAMES H. GATELY               RALPH K. PACKARD
Senior Vice President         Senior Vice President
Individual Investor Group     Chief Financial Officer

                          THE VANGUARD FAMILY OF FUNDS

                           EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
 U.S. Portfolio
Vanguard Convertible
 Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LIFEStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
 Global Equity Portfolio
 Global Asset Allocation Portfolio
 Capital Opportunity Portfolio
 Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
 Growth Portfolio
Vanguard/Trustees' Equity Fund
 International Portfolio

                                  INDEX FUNDS

Vanguard Index Trust
 500 Portfolio
 Total Stock Market Portfolio
 Extended Market Portfolio
 Growth Portfolio
 Value Portfolio
 Small Capitalization Stock Portfolio

Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
 Total Bond Market Portfolio
 Short-Term Bond Portfolio
 Intermediate-Term Bond Portfolio
 Long-Term Bond Portfolio

Vanguard International Equity
 Index Fund
 European Portfolio
 Pacific Portfolio
 Emerging Markets Portfolio

                               FIXED INCOME FUNDS
MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
 U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
 Money Market Portfolio
Vanguard State Tax-Free Funds
 Money Market Portfolios
 (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
 Insured Longer-Term Portfolios
 (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
 Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund

                           [THE VANGUARD GROUP LOGO]

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

                           Vanguard Financial Center
                        Valley Forge, Pennsylvania 19482

                            New Account Information:
                                1 (800) 662-7447

                         Shareholder Account Services:
                                1 (800) 662-2739

                                   Q380-10/95

ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet annihilated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                                 EDGAR APPENDIX


This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile"

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appear at the top of pages one through four.

A line chart of the Month-End Yields of Merrill Lynch Perpetual Preferred Index and AA Utility Bonds for the fiscal years 1991 through 1995 appears at the upper left of page two.

Line charts illustrating cumulative performance between Vanguard Preferred Stock Fund, Merrill Lynch Perpetual Preferred Index and Average Fixed Income Fund, average Annual Total Returns for the period October 31, 1985, to October 31, 1995 appears at the top of page three.

A running head featuring an hour glass, compass & telescope, and battleships in the background appears at the top of page five.

A running head featuring ships wheel, rope and battleships in the background appears at the top of pages six & seven.

A running head featuring a cannon and battleships in the background appears at the top of page eight.

A running head featuring open log book, pen and battleships in the background appears at the top of pages nine through fifteen.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page sixteen.

A running head featuring birds flying and ship in the background appears at the top of the inside back cover.